UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2014

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-144337	75-2749762
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15305 Dallas Parkway Suite 1600 Addison, Texas	75001
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 713-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On June 27, 2014, United Surgical Partners International, Inc. (the “Company”) entered into Amendment No. 5 (the “Fifth Amendment”) to its Credit Agreement dated as of April 19, 2007, as amended August 19, 2009, April 3, 2012, December 19, 2012 and February 19, 2013 (the “Credit Agreement”) among the Company, USPI Holdings, Inc., each lender from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and the other Agents named therein. The terms of the Fifth Amendment included a change to the secured leverage ratio-based financial covenant contained in the Credit Agreement. The secured leverage ratio test was amended to increase the secured leverage ratio applicable to the quarter ending June 30, 2014 from 4.75:1.00 to 5.25:1.00, the quarters ending September 30, 2014 and December 31, 2014 from 4.50:1.00 to 5.25:1.00, the quarters ending March 31, 2015, June 30, 2015 and September 30, 2015 from 4.50:1.00 to 5.00:1.00 and the quarter ending March 31, 2016, and all subsequent quarters from 4.00:1.00 to 4.50:1.00.

The foregoing description of the Fifth Amendment to the Credit Agreement is qualified in its entirety by reference to the complete terms and conditions of the Fifth Amendment to the Credit Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangements of a Registrant

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amendment No. 5, dated as of June 27, 2014, to the Credit Agreement, dated as of April 19, 2007, as amended August 19, 2009, April 3, 2012, December 19, 2012 and February 19, 2013 among USPI, USPI Holdings, Inc., each lender from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and the other Agents named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.

By:	/s/ Jason B. Cagle
Jason B. Cagle
Chief Financial Officer
(Duly authorized to sign this report on behalf of the Registrant)

Date: July 10, 2014

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 5, dated as of June 27, 2014, to the Credit Agreement, dated as of April 19, 2007, as amended August 19, 2009, April 3, 2012, December 19, 2012 and February 19, 2013 among USPI, USPI Holdings, Inc., each lender from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and the other Agents named therein.